UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2025

CHART INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11442	34-1712937
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2200 Airport Industrial Drive, Suite 100 Ball Ground, Georgia	30107
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (770) 721-8800

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.01	GTLS	New York Stock Exchange
Depositary shares, each representing 1/20th interest in a share of 6.75% Series B Mandatory Convertible Preferred Stock, par value $0.01	GTLS.PRB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

On July 28, 2025, Chart Industries, Inc., a Delaware corporation (“Chart”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Baker Hughes Company, a Delaware corporation (“Baker Hughes”), and Tango Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Baker Hughes (“Merger Sub”). The Merger Agreement was unanimously approved by Chart’s board of directors (the “Chart Board”).

The Merger

Pursuant to the Merger Agreement, and subject to the terms and conditions described therein, Merger Sub will merge with and into Chart (the “Merger”), with Chart continuing as the surviving corporation and becoming a wholly owned subsidiary of Baker Hughes.

Merger Consideration

At the effective time of the Merger (the “Effective Time”), each share of common stock of Chart, par value $0.01 per share (“Chart Common Stock”), issued and outstanding immediately prior to the Effective Time (other than (i) shares held by Chart or its subsidiaries as treasury stock or otherwise, (ii) shares held by Baker Hughes or its subsidiaries, and (iii) shares as to which appraisal rights have been properly exercised and not withdrawn under Delaware law) will be converted automatically into the right to receive $210.00 in cash (the “Merger Consideration”), without interest and subject to any applicable withholding tax.

If any shares of Chart’s 6.75% Series B Mandatory Convertible Preferred Stock, par value $0.01 per share (“Chart Preferred Stock”), remain outstanding immediately prior to the Effective Time, the Merger Agreement provides that the parties will amend the Merger Agreement, if necessary, to give effect to the treatment of such shares as mutually agreed upon by the parties (subject to compliance with the terms of the Chart Preferred Stock).

Treatment of Equity Awards

Pursuant to the Merger Agreement, each equity award of Chart granted under its equity plans or otherwise that is outstanding immediately prior to the Effective Time will be treated as follows: (i) each outstanding option to purchase shares of Chart Common Stock, whether vested or unvested, that has an exercise price per share less than the Merger Consideration will be cancelled and converted into the right to receive a cash payment equal to the product of (x) the excess of the Merger Consideration over the per-share exercise price of such option and (y) the number of shares subject to the option, and any stock option with an exercise price equal to or greater than the Merger Consideration will be cancelled for no consideration; (ii) each outstanding restricted stock unit granted prior to the date of the Merger Agreement, whether vested or unvested, will be converted into the right to receive the Merger Consideration in respect of the number of shares of Chart Common Stock underlying such award; and (iii) each outstanding performance stock unit (“PSU”) will vest as to a pro-rata portion of the award based on the portion of the performance period elapsed prior to the Effective Time, with the level of performance deemed to be satisfied at the greater of (x) the target level of performance applicable to such PSU and (y) the actual level of performance achieved as of immediately prior to the Effective Time (as reasonably determined by the Chart Board or the compensation committee thereof), and the vested portion of each PSU will be cancelled and converted into the right to receive a cash payment equal to the Merger Consideration for each vested share.

Representations, Warranties and Covenants

The Merger Agreement contains customary representations and warranties of each of Chart and Baker Hughes, which, in the case of Chart, are qualified by the confidential disclosures provided to Baker Hughes in connection with the Merger Agreement, as well as matters included in Chart’s reports filed with the Securities and Exchange Commission prior to the date of the Merger Agreement. Additionally, the Merger Agreement provides for customary pre-closing covenants of each of Chart and Baker Hughes, including to cooperate and use reasonable best efforts with respect to seeking regulatory approvals (subject to certain specified limitations), and, in the case of Chart: (i) to conduct its business in the ordinary course (subject to certain exceptions); (ii) to hold a meeting of its stockholders to obtain the requisite stockholder approval contemplated by the Merger Agreement; (iii) not to solicit proposals relating to any alternative business combination transactions; and (iv) subject to certain exceptions, not to enter into any discussion concerning, or provide confidential information in connection with, any such alternative business combination transactions.

In addition, with respect to the termination of the Flowserve Merger Agreement (as defined below) and the payment of the Flowserve Termination Payment (as defined below) to Flowserve (as defined below), Baker Hughes is required to pay $258 million of such Flowserve Termination Payment to Flowserve on Chart’s behalf (and Chart shall pay the remaining $8 million portion thereof).

Conditions to the Merger

The completion of the Merger is subject to the satisfaction or waiver of certain conditions, including (i) the approval by holders of Chart Common Stock of a proposal to adopt the Merger Agreement; (ii) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the receipt of certain other clearances, approvals and consents under certain applicable foreign antitrust and regulatory laws; (iii) the absence of governmental restraints or prohibitions preventing the consummation of the Merger; (iv) the representations and warranties of Chart and Baker Hughes being true and correct (subject to certain qualifications); (v) the performance in all material respects by the parties of their respective obligations under the Merger Agreement and (vi) the absence of any effect, change or event that has had a material adverse effect on Chart, subject to certain exceptions.

Termination

The Merger Agreement contains certain termination rights for the parties, including in the event that (i) the parties agree in writing to terminate the Merger Agreement, (ii) the Merger is not consummated on or before the one-year anniversary of the date of the Merger Agreement, which is subject to two automatic six-month extensions if certain regulatory conditions remain outstanding (as extended, the “Outside Date”), (iii) the requisite stockholder approval of Chart required in connection with the Merger is not obtained at Chart’s stockholder meeting, (iv) any legal restraint having the effect of prohibiting the consummation of the Merger shall have become final and nonappealable or (v) the other party has breached its representations, warranties or covenants in the Merger Agreement, subject to certain qualifications. In addition, (i) Baker Hughes can terminate the Merger Agreement prior to Chart’s stockholder meeting if the Chart Board has changed its recommendation in connection with the Merger, or has failed to make or reaffirm such recommendation in certain circumstances, and (ii) Chart can terminate the Merger Agreement prior to Chart’s stockholder meeting in order to substantially concurrently enter into a superior proposal from a third party, subject to certain qualifications.

The Merger Agreement provides that, upon termination of the Merger Agreement under certain specified circumstances, including (i) a change in the recommendation of the Chart Board in connection with the Merger, (ii) a termination of the Merger Agreement by Chart or Baker Hughes because of a failure of Chart’s stockholders to adopt the Merger Agreement at Chart’s stockholder meeting, a material breach by Chart or because the Merger is not consummated by the Outside Date, in each case at a time when there was an offer or proposal for an alternative transaction with Chart and Chart enters into or consummates an alternative transaction within twelve (12) months following such date of termination, or (iii) a termination of the Merger Agreement by Chart in order to substantially concurrently enter into a superior proposal from a third party (subject to certain qualifications), Chart will pay to Baker Hughes a termination fee equal to $250 million in cash. In addition, if the Merger Agreement is terminated under circumstances where such termination fee becomes payable by Chart, Chart will also be required to reimburse Baker Hughes for the portion of the Flowserve Termination Payment that Baker Hughes paid on Chart’s behalf in connection with the termination of the Flowserve Merger Agreement.

The Merger Agreement further provides that, upon termination of the Merger Agreement under certain specified circumstances related to the failure to obtain required antitrust or foreign investment law approvals, Baker Hughes shall pay to Chart a reverse termination fee equal to $500 million in cash.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference. The Merger Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about Chart or Baker Hughes or any other party to the Merger Agreement or any related agreement. In particular, the representations, warranties and covenants contained in the Merger Agreement, which were made only for purposes of such agreement and as of specific dates, were for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and security holders. Investors and security holders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Chart’s or Baker Hughes’ public disclosures.

Item 1.02	Termination of a Material Definitive Agreement

As previously disclosed, on June 3, 2025, Chart entered into an Agreement and Plan of Merger with Flowserve Corporation, a New York corporation (“Flowserve”), Big Sur Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Flowserve, and Napa Merger Sub LLC, a Delaware limited liability company and a direct wholly owned subsidiary of Flowserve (the “Flowserve Merger Agreement”).

On July 28, 2025, prior to entering into the Merger Agreement, Chart, Flowserve, Big Sur Merger Sub, Inc., and Napa Merger Sub LLC entered into a Termination Agreement, pursuant to which the parties agreed to terminate the Flowserve Merger Agreement (the “Termination Agreement”). Under the terms of the Termination Agreement, a termination payment of $266 million (the “Flowserve Termination Payment”) shall be paid in cash to Flowserve (of which, as noted above, $258 million shall be paid by Baker Hughes on Chart’s behalf and $8 million shall be paid by Chart). The Flowserve Termination Payment consists of the $250 million termination fee that is required to be paid to Flowserve under the Flowserve Merger Agreement plus an additional agreed upon amount of $16 million to reimburse Flowserve for certain expenses. In addition, the Termination Agreement provides for a mutual release of all claims related to or arising out of the Flowserve Merger Agreement and the transactions contemplated thereby, as well as a letter of intent between Chart and Flowserve to amend an existing supply agreement between them (or their affiliates) to extend the term and to expand the coverage thereof to include certain additional products of Flowserve during such term.

The foregoing description of the Termination Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Termination Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 8.01	Other Events.

On July 29, 2025, Chart issued a press release to announce the execution of the Termination Agreement. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In addition, on July 29, 2025, Chart and Baker Hughes issued a joint press release to announce the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Important Additional Information

This communication may be deemed to be solicitation material in respect of the proposed merger transaction between Chart and Baker Hughes. In connection therewith, Chart intends to file relevant materials with the SEC, including a proxy statement of Chart (the “proxy statement”) that will be mailed to Chart stockholders seeking their approval of its transaction-related proposals. However, such documents are not currently available. BEFORE MAKING ANY VOTING OR ANY INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the proxy statement and other documents containing important information about each of Chart and Baker Hughes, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by Chart will be available free of charge on Chart’s website at ir.chartindustries.com.

Participants in the Solicitation

Chart and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Chart’s stockholders in respect of the proposed transaction. Information regarding Chart’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in Chart’s Form 10-K for the year ended December 31, 2024, filed with the SEC on February 28, 2025, and its proxy statement filed with the SEC on April 8, 2025. To the extent holdings of Chart’s securities by its directors or executive officers have changed since the amounts set forth in Chart’s 2025 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3, Statements of Changes in Beneficial Ownership on Form 4 or Annual Statements of Changes in Beneficial Ownership of Securities on Form 5 subsequently filed with the SEC. Additional information regarding the interests of such participants in the solicitation of proxies in respect of the proposed merger transaction will be included in the proxy statement and other relevant materials to be filed with the SEC when they become available. These documents (when available) can be obtained free of charge from the sources indicated above.

Forward-Looking Statements and Cautionary Statements

Certain statements made in this communication are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements about the benefits of the proposed merger transaction between Chart and Baker Hughes, including statements related to the expected timing of the completion of the transaction and other statements that are not historical facts. Forward-looking statements may be identified by terminology such as “may,” “will,” “should,” “could,” “expects,” “anticipates,” “believes,” “projects,” “forecasts,” “outlook,” “guidance,” “continue,” “target,” “estimates,” “potential,” “intends,” “plans,” or the negative of such terms or comparable terminology.

Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the potential merger transaction, including the expected time period to consummate the potential merger transaction. All such forward-looking statements are based upon current plans, estimates, expectations and ambitions that are subject to risks, uncertainties and assumptions, many of which are beyond the control of Chart and Baker Hughes, that could cause actual results to differ materially from those expressed in such forward-looking statements. Key factors that could cause actual results to differ materially include, but are not limited to: the risk that regulatory approvals are not obtained or are obtained subject to conditions, limitations or restrictions that are not anticipated by Chart; the failure to receive, on a timely basis or otherwise, the required transaction-related approval of Chart’s stockholders; potential delays in consummating the proposed merger transaction, including as a result of failure to receive any regulatory approvals (or any conditions, limitations or restrictions placed on such approvals); the possibility that competing offers or acquisition proposals may be made; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances which would require Chart or Baker Hughes to pay a termination fee; unforeseen or unknown liabilities; customer, stockholder, regulatory and other stakeholder approvals and support; unexpected future capital expenditures; potential litigation relating to the proposed merger transaction that could be instituted against Chart, Baker Hughes or their respective directors; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the effect of the announcement, pendency or completion of the proposed merger transaction on the parties’ business relationships and business generally; risks that the proposed merger transaction disrupts current plans and operations of Chart or Baker Hughes and potential difficulties in employee retention as a result of the proposed merger transaction, as well as the risk of disruption of management and ongoing business operations during the pendency of, the proposed merger transaction; uncertainties as to whether the proposed merger transaction will be consummated on the anticipated timing or at all; changes in commodity prices; negative effects of this announcement, and the pendency or completion of the proposed merger transaction on the market price of Chart’s common stock and/or operating results; rating agency actions and the ability to access short- and long-term debt markets on a timely and affordable basis; various events that could disrupt operations, including severe weather, cybersecurity attacks, as well as security threats and governmental response to them, and technological changes; labor disputes; changes in labor costs and labor difficulties; the effects of industry, market, economic, political or regulatory conditions outside of Chart’s or Baker Hughes’ control; the possibility that Baker Hughes may not be able to obtain sufficient financing or otherwise have sufficient financial resources to pay the merger consideration on a timely basis or otherwise; legislative, regulatory and economic developments targeting public companies in the industrial sector; global supply chain disruptions and the current inflationary environment; the substantial dependence of Chart’s sales on the success of the energy, chemical, power generation and general industries; economic, political and other risks associated with the international operations of Chart; potential adverse effects resulting from the implementation of tariffs and related retaliatory actions and changes to or uncertainties related to tariffs and trade agreements; and the risks described in Item 1A “Risk Factors” of Chart’s and Baker Hughes’ most recent Annual Reports on Form 10-K and in subsequent filings with the SEC. Other unpredictable factors not discussed in this communication could also have material adverse effects on forward-looking statements. All forward-looking statements included in this communication are based on information available to Chart and Baker Hughes on the date hereof and Chart and Baker Hughes undertake no obligation to update or revise any forward-looking statement, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of July 28, 2025, by and among Chart Industries, Inc., Baker Hughes Company and Tango Merger Sub, Inc.*

10.1	Termination Agreement, dated as of July 28, 2025, by and among Chart Industries, Inc., Flowserve Corporation, Big Sur Merger Sub, Inc. and Napa Merger Sub LLC. **

99.1	Chart Press Release, dated July 29, 2025.

99.2	Chart and Baker Hughes Joint Press Release, dated July 29, 2025.

104	The cover page from Chart’s Current Report on Form 8-K, formatted in Inline XBRL.

*

The schedules to the Agreement and Plan of Merger have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. Chart agrees to furnish a supplemental copy of such schedules to the Securities and Exchange Commission upon its request.

**

The schedules to the Termination Agreement have been omitted from this filing pursuant to Item 601(b)(10) of Regulation S-K. Chart agrees to furnish a supplemental copy of such schedules to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHART INDUSTRIES, INC.

Date: July 29, 2025

	By:	/s/ Jillian C. Evanko
	Name:	Jillian C. Evanko
	Title:	President and Chief Executive Officer